United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2022

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to the Rights of Security Holders.

On August 24, 2022, Midland States Bancorp, Inc. (the “Company”) completed its previously disclosed offering of 4,600,000 depositary shares (the “Depositary Shares”), each representing a 1/40th ownership interest in a share of the Company’s 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, par value $2.00 per share (the “Series A Preferred Stock”), with a liquidation preference of $25.00 per depositary share (equivalent to $1,000 per share of Series A Preferred Stock).

In connection with the offering, on August 22, 2022, the Company filed a Statement of Resolution with the Secretary of State of the State of Illinois, creating a series of 115,000 shares of Series A Preferred Stock (the “Statement of Resolution”). Holders of the Depositary Shares will be entitled to all proportional rights and preferences of the Series A Preferred Stock represented thereby (including dividend, voting, redemption and liquidation rights).

With respect to the payment of dividends and distributions upon the Company’s liquidation, dissolution, or winding-up, the Series A Preferred Stock will rank (i) senior to the Company’s common stock and to any class or series of the Company’s capital stock it may issue in the future that is not expressly stated to be on parity with or senior to the Series A Preferred Stock with respect to such dividends and distributions; (ii) on parity with, or equally to, any class or series of the Company’s capital stock that the Company has issued and may issue in the future that is expressly stated to be on parity with the Series A Preferred Stock with respect to such dividends and distributions; and (iii) junior to any class or series of the Company’s capital stock that the Company may issue in the future that is expressly stated to be senior to the Series A Preferred Stock with respect to such dividends and distributions, if the issuance is approved by the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock.

So long as any Series A Preferred Stock remains outstanding, unless full dividends for the most recently completed dividend period have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) on all outstanding shares of Series A Preferred Stock, the Company may not, subject to certain exceptions, (i) declare, pay or set aside for payment any dividend or distribution on any shares of capital stock ranking junior to the Series A Preferred Stock as to dividend rights or upon liquidation, dissolution or winding-up of the Company; (ii) repurchase, redeem or otherwise acquire for consideration, directly or indirectly, any shares of capital stock ranking junior to the Series A Preferred Stock as to dividend rights or upon liquidation, dissolution or winding-up of the Company; or (iii) repurchase, redeem or otherwise acquire for consideration, directly or indirectly, any shares of capital stock ranking on parity with the Series A Preferred Stock, including the Series A Preferred Stock, as to dividend rights or upon liquidation, dissolution or winding-up of the Company.

The foregoing description of the Series A Preferred Stock is qualified in its entirety by reference to the full text of the Statement of Resolution, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

In connection with the issuance of the Depositary Shares, the Company entered into a Deposit Agreement, dated August 24, 2022 (the “Deposit Agreement”), among the Company, Computershare Inc., Computershare Trust Company, N.A. and the holders from time to time of the receipts described therein (the “Depositary Receipts”). The Series A Preferred Stock represented by the Depositary Shares were deposited against the delivery of the Depositary Receipts pursuant to the Deposit Agreement.

The foregoing description of the Deposit Agreement and the Depositary Receipts are qualified in their entirety by reference to the full text of the Deposit Agreement and the form of Depositary Receipt, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 22, 2022, the Company filed the Statement of Resolution with the Secretary of State of the State of Illinois, amending the Company’s articles of incorporation, which became effective upon filing. The Statement of Resolution creates the Series A Preferred Stock, consisting of 115,000 designated shares, out of the authorized and unissued shares of preferred stock of the Company, and provides for certain dividend, voting, redemption, liquidation and other rights.

The foregoing description of the Statement of Resolution is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the issuance of the Depositary Shares, Barack Ferrazzano Kirschbaum & Nagelberg LLP provided the Company with the legal opinion filed as Exhibit 5.1 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Statement of Resolution Establishing Series of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A of Midland States Bancorp, Inc.

4.1	Deposit Agreement, dated as of August 24, 2022, by and among Midland States Bancorp, Inc., Computershare Inc., Computershare Trust Company, N.A. and the holders from time to time of the depositary receipts described therein.

4.2	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP.

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2022	Midland States Bancorp, Inc.

	By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Senior Vice President and Corporate Counsel